EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT

     THIS JOINT FILING AGREEMENT is entered into as of October 19, 2006, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of Common Stock, par value $0.001 per share, of NYFIX, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                           WARBURG PINCUS PRIVATE EQUITY IX, L.P.

                           By:  Warburg Pincus IX, LLC, its General Partner,
                              By: Warburg Pincus Partners, LLC, its Sole Member,
                                  By: Warburg Pincus & Co., its Managing
                                      Member

                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Scott A. Arenare
                                Title:  Partner


                           WARBURG PINCUS IX, LLC

                           By:  Warburg Pincus Partners, LLC, its Sole
                                Member,
                              By:  Warburg Pincus & Co., its Managing
                                   Member

                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Scott A. Arenare
                                Title:  Partner


                           WARBURG PINCUS PARTNERS, LLC

                              By:  Warburg Pincus & Co., its Managing
                                   Member

                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Scott A. Arenare
                                Title:  Partner


                           WARBURG PINCUS LLC

                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Scott A. Arenare
                                Title:  Managing Director


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                           WARBURG PINCUS & CO.

                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Scott A. Arenare
                                Title:  Partner


                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Charles R. Kaye
                                By:     Scott A. Arenare, Attorney-in-Fact



                           By:  /s/ Scott A. Arenare
                                ------------------------------------------------
                                Name:   Joseph P. Landy
                                By:     Scott A. Arenare, Attorney-in-Fact